Exhibit 10.1

THIRD AMENDMENT AGREEMENT
between
Conrent Invest S.A.acting on behalf of its compartment “Safety 2” as Lender
and
Track Group, Inc. as Borrower

relating to the facility agreement dated 30 December 2013 as amended and restated on 30 June 2015, on 19 July 2018 and on 24 February 2019
10 January 2020

THIS THIRD AMENDMENT AGREEMENT is dated 10 January 2020 and is made

BETWEEN

(1)
Conrent Invest S.A., a public limited liability company (société anonyme), incorporated under the laws of the Grand Duchy of Luxembourg and having its registered office at 8, Rue de Koerich, L-8437 Steinfort, Grand Duchy of Luxembourg, registered with the Luxembourg trade and companies register under number B 170.360 (the “Company”), acting on behalf of its Compartment “Safety2”, (the “Lender”);

AND

(2)
Track Group, Inc. (formerly known as SecureAlert, Inc.), a Delaware corporation, having its registered office at business office at 200 East 5th Avenue, Suite 100, Naperville, Illinois 60563, United States of America (the “Borrower”).

Each of the Finance Party and the Borrower will be individually referred to hereinafter as a “Party” and collectively as the “Parties”.

WHEREAS:

(A)
Pursuant to a facility agreement dated 30 December 2013, Tetra House Pte. Ltd. (the “Initial Lender”) made a term loan available to the Borrower for an aggregate amount of USD 25,000,000 (twenty-five million U.S. Dollars) (the “Original Agreement”).

(B)
By a transfer certificate dated 10 January 2014, the Original Lender transferred by novation all its rights and obligations under the Original Agreement to the Lender.

(C)
By a letter dated 10 June 2015, the Borrower requested the Lender, inter alia, (i) to increase the amount of the Facility granted under the Original Agreement from USD 25,000,000 (twenty-five million U.S. Dollars) to USD 30,400,000 (thirty million four hundred thousand U.S. Dollars) and (ii) to extend the maturity of the Original Agreement through 31 July 2018.

(D)
The Lender has issued debt securities to investors (the “Noteholders”) in order to finance the loans provided under the Original Agreement.

(E)
After having received the written consent from its then existing Noteholders, the Lender agreed to amend the Original Agreement and have such Original Agreement amended and restated.

(F)
As a consequence thereof, the Parties entered into an amended and restated facility agreement effective 30 June 2015 (Original Agreement, as amended and restated, the “Amended and Restated Facility Agreement”). As of the date of the Facility Agreement, and due to the amendments and restatements effective as of 30 June 2015, (i) the aggregate amount of the Facility was USD 30,400,000 (thirty million four hundred thousand U.S. Dollars) and (ii) the maturity of the Facility was 31 July 2018.

(G)
Following request from the Borrower and after having received the consent from its then existing Noteholders, the Lender agreed to further amend the Amended and Restated Facility Agreement.

(H)
As a consequence thereof, the Parties entered into (i) an amendment to the Amended and Restated Facility Agreement effective 19 July 2018 and (ii) a second amendment to the Amendment and Restated Facility Agreement effective 24 February 2019 (Amended and Restated Facility Agreement, as amended, the “Facility Agreement”). As of the date of the Facility Agreement, and due to the amendments and restatements effective as of 30 June 2015, the amendments effective as of 19 July 2018 and as of 24 February 2019, (i) the aggregate amount of the Facility was USD 30,400,000 (thirty million four hundred thousand U.S. Dollars) and (ii) the maturity of the Facility was 1 April 2020.

(I)
(a) As of 31 December 2019, accrued and unpaid interest on the Outstanding Principal Amount equals USD 9,660,444.45 (nine million, six hundred sixty thousand, four hundred forty-four U.S. Dollars and forty-five cents) (the “Unpaid Interest”) and (b) the Borrower was exploring alternatives to refinance the Outstanding Principal Amount, which is maturing on 1 April 2020 under the terms of the Facility Agreement.

(J)
Following request from the Borrower, the Lender convened its existing Noteholders to Noteholders meetings on 6 January 2020 for the purpose of, inter alia, considering and, if thought fit, approving the request for a fourth extension and the subsequent extension of the maturity of the debt securities issued by the Lender to the Noteholders from 1 April 2020 to 1 July 2021 (the “Fourth Extension”) or any alternative restructuring solution that the Lender and the Noteholders present at such meetings may discuss and deem fit (the “Fourth Extension Meetings”).

(K)
After having received the consent from its then existing Noteholders, the Lender agreed to further amend the Facility Agreement.

(L)
On 7 January 2020, the Borrower paid to the Lender an amount of USD 86,000.00 (eighty-six thousand U.S. dollars and zero cents) as part of the agreed upon budget for costs and expenses incurred by the Lender in connection with the Fourth Extension (the “Fourth Extension Budget”).

(M)
As a consequence of the above, the Parties have agreed to enter into this Agreement in order to further amend the Facility Agreement with effect as of the Effective Date (as defined below).

IT IS AGREED AS FOLLOWS:

1.
RECITALS, DEFINITIONS AND INTERPRETATION

1.1
Recitals (A) through (M) are an integral part hereof.

1.2
Definitions

Unless otherwise defined herein or where the context requires otherwise, words or expressions defined in the Facility Agreement shall have the same meanings in this Agreement (including in the preamble and recitals hereto) and this construction shall survive the termination of this Agreement and of the Facility Agreement.

In addition the following definitions will apply:

“Agreement” means this third amendment agreement.

“Effective Date” means 10 January 2020.

1.3
Interpretation

(a)
Section headings are inserted for convenience of reference only and shall be ignored in the construction of this Agreement.

(b)
Words importing the singular shall include the plural and vice-versa.

(c)
References to a document in this Agreement are references to such document as it may be amended, novated, supplemented, extended or restated from time to time.

(d)
References to a person in this Agreement include its successors, transferees, assignees or novated parties.

2.
AMENDMENTS TO THE FACILITY AGREEMENT

2.1
The Parties hereby agree to extend the Facility until the Maturity Date to enable the Borrower to repay the Outstanding Principal Amount under the Facility. The Fourth Extension does not affect the terms of the Facility Agreement and this Agreement only reflects the understanding of the Parties regarding the specific terms applying to the Fourth Extension.

2.2
With effect as of the Effective Date, the definition of “Maturity Date” under the Facility Agreement shall read as follows:

“Maturity Date” means the earlier of the following dates: (i) 1 July 2021 and (ii) the date the Outstanding Principal Amount is fully repaid by the Borrower pursuant to Section 3.7 (Change of Control).”

2.3
The Parties hereby agree and the Borrower expressly accepts that except for any amendment to the Facility Agreement made pursuant to this Agreement, all terms and conditions of the Facility Agreement will continue in full force and effect in accordance with its provisions on the date of this Agreement.

2.4
Any references in the Facility Agreement to “this Agreement” shall be read and construed as, and refer to, the Facility Agreement as amended by this Agreement.

2.5
The agreement and acceptance to the amendments in the Facility Agreement by the Lender is without prejudice to, and leaves unaffected, the rights of the Lender under the Facility Agreement other than as directly related to this Agreement.

3.
REPRESENTATIONS AND WARRANTIES

3.1
The Borrower hereby represents and warrants to the Lender that on the date of this Agreement that all necessary corporate action has been taken to authorize the entry into, execution and delivery of this Agreement, and the performance of its obligations thereunder.

3.2
The Borrower hereby represents and warrants to the Lender that the representations and warranties under Section 5 (Representations and Warranties) of the Facility Agreement are true and correct in all material respects as if made as of the Effective Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4.
CONDITIONS PRECEDENT

The Fourth Extension and the Waiver are subject to the satisfaction or, at the Lender’s discretion, the waiver (in whole or in part) of the following conditions precedent:

(a)
this Agreement shall have been duly authorized, executed and delivered by the Borrower and shall be in full force and effect; and

(b)
the Borrower shall have delivered to the Lender at the latest on the Effective Date the Borrower’s board of directors’ resolution(s) approving the entry into, execution and performance by the Borrower of its obligations under this Agreement.

5.
FEES

On or within 2 (two) Business Days after the receipt of an invoice from the Issuer, the Borrower shall pay to the Lender a final amount of USD 42,000.00 (forty-two thousand U.S. dollars and zero cents) constituting the remainder of the Fourth Extension Budget for all costs and expenses incurred by the Lender in connection with the Fourth Extension.

6.
WAIVER

As of the Effective Date, and subject to the fulfilment of the conditions’ precedent set out under Section 4 above, the Lender waives any and all breaches or defaults under the Facility Agreement (the “Waiver”). The Waiver shall prevent the Lender from accelerating the Facility due to the failure by the Borrower to pay accrued Unpaid Interest, and no Default Interest shall be payable so long as all amounts due to the Lender under the Facility Agreement, as amended, including the Outstanding Principal Amount and Unpaid Interest, are paid on or before the Maturity Date. The Waiver shall not have any force and effect if all amounts then due to the Lender under the Facility Agreement, as amended, are not paid on the Maturity Date. The Waiver shall not affect any of the other Lender’s rights and claims under the Facility Agreement.

7.
PARTIAL INVALIDITY

If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any relevant jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid or unenforceable provision shall be deemed replaced by such valid, legal or enforceable provision which comes as close as possible to the original intent of the parties to this Agreement and the invalid, illegal or unenforceable provision. The aforesaid shall apply mutatis mutandis to any gap in this Agreement.

8.
COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute one and the same instrument.

9.
NOTICES

9.1
All notices or other communications under or in connection with this Agreement and the Facility Agreement shall be given in writing, by electronic mail or by registered letter.

9.2
All notices from the Lender to the Borrower shall be validly made to the last known address of the Borrower.

9.3
A notice given in accordance with the above but received on a day that is not a Business Day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

9.4
The addresses of each Party for all notices under or in connection with this Agreement and the Facility Agreement are:

In relation to the Lender:

Conrent Invest S.A.
acting on behalf of its compartment “Safety 2”
Address:  8, Rue de Koerich, L-8437 Steinfort, Grand Duchy of Luxembourg
Attention to:Simplex SarL, the Sole director of the Company
E-mail: bernd.schmitz@simplex.lu

In relation to the Borrower:

Track Group, Inc.
Address:  200 East 5th Avenue, Suite 100, Naperville, Illinois 60563, United States of America
Attention to:Peter Poli, CFO
E-mail: peter.poli@trackgrp.com

or any other address notified by a Party for this purpose to the other Party by not less than five Business Days’ prior notice.

10.
GOVERNING LAW

Provisions of Section 13 (Governing Law) of the Facility Agreement shall apply mutatis mutandis to this Agreement.

11.
JURISDICTION AND DISPUTE RESOLUTION

Provisions of Section 14 (Jurisdiction and Dispute Resolution) of the Facility Agreement shall apply mutatis mutandis to this Agreement.

12.
SERVICE OF PROCESS

Provisions of Section 15 (Service of Process) of the Facility Agreement shall apply mutatis mutandis to this Agreement.

This Agreement has been entered into in two (2) originals, each Party acknowledging receipt of one, on the date stated at the beginning by:

[Remainder of page intentionally left blank; signature page to follow]

[Signature page of the third amendment agreement]

Conrent Invest S.A.
acting on behalf of its Compartment “Safety2”
as Lender
__________________________________________________ By: Simplex S.à r.L. Title: Sole director of the Company Represented by: Mr. Heinrich Bernhard Schmitz Title: Sole manager of Simplex S.à r.L.

Track Group, Inc.
As Borrower
__________________________________________________ By: Title:	__________________________________________________ By: Title: